_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 28, 2002

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89556	13-6357101
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

This amendment is filed to include Exhibit 4.5.1 and Exhibit 4.6 which was not attached due to a technical error in the original current report on Form 8-K filed July 12, 2002.

1   Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the
     Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Trust Agreement, dated as of June 1, 2002, between GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

4.6

Form of Mortgage Pass-Through Certificate (included as part of
Exhibit 4.5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Marvin J. Kabatznick

      Name: Marvin J. Kabatznick

      Title:   CEO

Dated:  November 15, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.5.1

Trust Agreement, dated as of June 1, 2002, between GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

4.6

Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)